                                ABN AMRO Funds
                       (formerly, the "Rembrandt Funds")
                              Investment Advisor:
                      ABN AMRO Asset Management (USA) Inc.

This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of ABN AMRO Funds (the "Trust") and should be read in conjunction with the prospectuses dated May 3, 1999. The Trust has two prospectuses.
One prospectus relates to Common Shares of the funds and the other relates to Investor Shares of the funds. Prospectuses may be obtained by writing to First Data Distributors, Inc. (the "Distributor"), 4400 Computer Drive, Westborough, Massachusetts 01581, or by calling 1-800-443-4725.

The Trust's most recent annual report is a separate document typically supplied with the SAI and includes the Trust's audited financial statements, which are incorporated by reference into this SAI. The annual and other shareholder reports are available upon request and without charge. Please call 1-800-443-4725 to obtain these reports.

                               TABLE OF CONTENTS

THE TRUST.................................................................... 3
DESCRIPTION OF PERMITTED INVESTMENTS......................................... 3
INVESTMENT LIMITATIONS.......................................................28
NON-FUNDAMENTAL POLICIES.....................................................30
MANAGEMENT OF THE FUND.......................................................31
TRUSTEES AND OFFICERS OF THE TRUST...........................................31
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................34
INVESTMENT ADVISORY AND OTHER SERVICES.......................................38
THE ADVISOR..................................................................38
DISTRIBUTION AND SHAREHOLDER SERVICING.......................................40
THE ADMINISTRATOR AND SUB-ADMINISTRATOR......................................43
THE TRANSFER AGENT...........................................................44
THE CUSTODIAN................................................................45
COUNSEL AND AUDITORS.........................................................45
BROKERAGE ALLOCATION AND OTHER PRACTICES.....................................45
PORTFOLIO TRANSACTIONS.......................................................45
TRADING PRACTICES AND BROKERAGE..............................................45
DESCRIPTION OF THE TRUST.....................................................50
PURCHASE AND REDEMPTION OF SHARES............................................51
SHAREHOLDER LIABILITY........................................................53
DETERMINATION OF NET ASSET VALUE.............................................53
TAXATION.....................................................................54
GENERAL INFORMATION ABOUT FUND PERFORMANCE...................................59
COMPUTATION OF YIELD.........................................................60
CALCULATION OF TOTAL RETURN..................................................63
LIMITATION OF TRUSTEES' LIABILITY............................................66

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
FINANCIAL STATEMENTS.........................................................66
APPENDIX....................................................................A-1

May 3, 1999

THE TRUST

ABN AMRO Funds (prior to April 29, 1998, Rembrandt Funds) is an open-end management investment company established as a Massachusetts business trust pursuant to a Declaration of Trust dated September 17, 1992. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares") and different classes of shares of each fund. Generally, investors may purchase shares through two separate classes, Common Shares and the Investor Shares, which provide for variations in distribution costs and other expenses. Except for these differences between Common Shares and Investor Shares, each share of each fund represents an equal proportionate interest in that fund. See "Description of Shares." This SAI relates to the following funds: Value Fund\(US)\, Growth Fund\(US)\, International Equity Fund\(US)\, Small Cap Growth Fund\(US)\ (formerly, the Small Cap Fund), Small Cap Value Fund\(US)\, Asian Tigers Fund\(US)\, TransEurope Fund\(US)\, Latin America Equity Fund\(US)\, Real Estate Fund\(US)\ (collectively, the "Equity Funds"), Balanced Fund\(US)\ (the "Balanced Fund"), Fixed Income Fund\(US)\, Intermediate Government Fixed Income Fund\(US)\, Tax-Exempt Fixed Income Fund\(US)\, International Fixed Income Fund\(US)\, Limited Volatility Fixed Income Fund\(US)\ (collectively, the "Fixed Income Funds"), Money Market Fund\(US)\, Government Money Market Fund\(US)\, Treasury Money Market Fund\(US)\ and Tax-Exempt Money Market Fund\(US)\ (collectively, the "Money Market Funds" and together with the Equity, Balanced, and Fixed Income Funds, the "Funds"). As of December 31, 1998, the Limited Volatility Fixed Income Fund and TransEurope Fund had not commenced operations.

DESCRIPTION OF PERMITTED INVESTMENTS

ADRs, Continental Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs")

A Fund may invest in depositary receipts and other similar instruments, such as ADRs, CDRs, EDRs & GDRs. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interest in a security or a pool of securities issued by a foreign issuer and deposited with the depositary, EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interest in security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities market. EDRs are designed for trading in European Securities Markets and GDRs are designed for trading in non-U.S. securities markets. Generally, depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Asset-Backed Securities

Asset-backed securities consist of securities secured by company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as passthrough certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for purpose of owning such assets and issuing such debt. A Fund may invest in other asset-backed securities that may be created in the future if the Advisor determines they are suitable.

Asset-backed securities may be traded over-the-counter and typically have short to intermediate maturities depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Principal and interest on non-mortgage asset-backed securities may be guaranteed up to certain amounts and for a certain time period by letters of credit issued by financial institutions (such as banks or insurance companies) unaffiliated with the issuers of such securities. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holder of the asset-backed securities. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

Bankers' Acceptances

Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

Bank Investment Contracts ("BICS")

BICs are contracts issued by U.S. banks and savings and loan institutions. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the general account of the bank or savings and loan institution. The bank or savings and loan institution then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. Generally, BICs are issuing bank or savings and loan institution. For this reason, BICs are considered to be illiquid investments.

Borrowing

Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to an outstanding borrowing resulting in additional transaction costs. In addition, liquidating portfolio securities may generate capital gains, which will be distributed to shareholders as taxable income or capital gains. The Funds may be required to segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings.

Brady Bonds

Brady Bonds are a particular type of debt obligation created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring. Around 1990, the Mexican external debt markets experienced significant changes with the completion of the "Brady Plan" restructurings in those markets. Brady Bonds are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, and are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated). They are actively traded in the over-the-counter secondary market. U.S. dollar-denominated collateralized Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations with the same maturity. Interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that is typically equal to between 12 and 18 months of interest payments. Payment of interest and (except in the case of principal-collateralized Brady Bonds) principal on Brady Bonds with no or limited collateral depends on the willingness and ability of the foreign government to make payment. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. The restructurings provided for the exchange of loans and cash for newly issued bonds, Brady Bonds. Brady Bonds generally fall into two categories: collaterized Brady Bonds and bearer Brady Bonds. U.S. dollar-denominated collaterized bonds, which may be fixed par bonds or floating rate discount bonds, are collaterized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year of rolling interest payments are collaterized by cash or other investments.

Certificates of Deposit

Certificates of deposit are interest bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal are considered to be illiquid.

Commercial Paper

Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

Convertible Securities

Convertible securities are corporate securities that are exchangeable for a set number of shares of another security at a prestated price. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

Debt Securities -- Ratings

The quality standards of debt securities and other obligations as described for the Funds must be satisfied at the time an investment is made. In the event that an investment held by a Fund is assigned a lower rating or ceases to be rated, the Advisor promptly reassesses whether such security presents suitable credit risks and whether the Fund should continue to hold the security or obligation in its portfolio. If a portfolio security or obligation no longer presents suitable credit risks or is in default, the Fund disposes of the security or obligation as soon as reasonably practicable unless the Trustees of the Trust determine that to do so is not in the best interest of the Fund.

Dollar Rolls

Dollar roll transactions consist of the sale of mortgage-backed securities to a bank or broker-dealer, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security.

If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted. Also, the value of the security may change adversely over the term of the dollar roll, such that the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Equity Securities

Equity securities include common stocks, common stock equivalents, preferred stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks, sponsored and unsponsored depositary receipts (e.g., ADRs), REITs, and equity securities of closed-end investment companies.

Euro-Denominated Securities

On January 1, 1999, the European Monetary Union (EMU) implemented a new currency unit, the Euro. The countries that initially converted to the Euro include Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain.

As of January 1, 1999, financial transactions and market information including share quotations and company accounts, in participating countries are in Euros. Over time, approximately 46% of the stock exchange capitalization of the total European market may be reflected in Euros, and participating governments will issue their bonds in Euros. Monetary policy for participating countries is uniformly managed by a new central bank, the European Central Bank (ECB).

Although it is not possible to predict the impact of the Euro on the Funds, the transition may change the economic environment and behavior of investors, particularly in European markets. In addition, investors may begin to view those countries participating in the EMU as a single entity. The Advisor may need to adapt investment strategies accordingly. The process of implementing the Euro also may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences as a result of currency conversions to the Euro. Until the Euro develops its reputation and the ECB gains experience in managing monetary policy, it will be difficult to predict the strengths and weaknesses of the Euro.

Floating Rate Notes

Floating rate notes normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund may use the longer of the period required before the Fund is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit enhancements provided by banks. The Advisor monitors the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.

Foreign Securities

Foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity of securities, less government supervision and regulations of securities markets, future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Government regulation in many of the countries of interest to a Fund may limit the extent of the Fund's investment in companies in those countries.

Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements of portfolio securities. Certain markets may require payment for securities before delivery. A Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Some countries restrict the extent to which foreigners may invest in their securities markets.

Investments in securities of foreign issuers are frequently denominated in foreign currencies (including the Euro and other multinational currency units) and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although the Funds typically do not engage in hedging activities, a Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position. Currently, only a limited market, if any, exists for hedging transactions relating to currencies in emerging markets, including Latin American and Asian markets. This may limit a Fund's ability to effectively hedge its investments in such markets if it chose to do so.

A Fund may invest in securities denominated in currencies of foreign countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Fund's assets denominated in those currencies. Foreign countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain foreign countries may restrict the free conversion of their currencies into other currencies, including the U.S. dollar. Further, it may be difficult to reduce a Fund's currency risk through hedging if it chose to engage in hedging activities. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

Securities of issuers located in countries with developing securities markets pose greater liquidity risks and other risks than securities of issuers located in developed countries and traded in more established markets. Low liquidity in markets may adversely affect a Fund's ability to buy and sell securities and cause increased volatility. Developing countries may at various times have less stable political environments than more developed nations. Changes of control may adversely affect the pricing of securities from time to time. Some developing countries may afford only limited opportunities for investing. In certain developing countries, a Fund may be able to invest solely or primarily through ADRs or similar securities and government approved investment vehicles, including closed-end investment companies.

Certain risks associated with international investments and investing in smaller, developing markets are heightened for investments in Latin American countries. For example, some of the currencies of Latin American countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made in certain of these currencies periodically. Furthermore, Latin American currencies may not be internationally traded. Also, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. In addition, although there is a trend toward less government involvement in commerce, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government still owns or controls many companies, including some of the largest companies in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect private sector companies and the Fund, as well as the value of securities in the Fund's portfolio.

In making investment decisions for the Fund, the Advisor evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country's financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country's laws and regulations regarding the safekeeping, maintenance and recovery of invested assets; the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments ("country risks"). Of course, the Advisor's decisions regarding these risks may not be correct or prove to be wise and, generally, any losses resulting from investing in foreign countries will be borne by Fund shareholders.

Holding Fund assets in foreign countries presents additional risks including, but not limited to, the risks that a particular foreign custodian or depositary will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets. A Fund may be precluded from investing in certain foreign countries until such time as adequate custodial arrangements can be established.

Forward Foreign Currency Contracts

A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract.

At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

Futures Contracts and Options on Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although the Funds typically do not engage in hedging activities, a Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges, stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

No price is paid upon entering into futures contracts. Instead, a Fund is required to deposit an amount of cash or liquid assets known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid assets, equal to the market value of the futures positions held, less margin deposits, in a segregated account with the Trust's custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis. Whenever a Fund is required to establish a segregated account for any investment or strategy, notations in the books of the Trust's custodian are sufficient to constitute a segregated account.

The Funds typically do not engage in hedging activities. Further, there are risks associated with these activities, including the following: (1) the success of a hedging strategy depends on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

Eurodollar futures are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of the funds and sellers to obtain a fixed rate for borrowings.

The Funds will only enter into futures contracts traded on a national futures exchange or board of trade.

GNMA Certificates

GNMA Certificates are securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have shorter average maturities and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be

"passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

Guaranteed Investment Contracts ("GICs")

GICs are contracts issued by U.S. insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies. For this reason, GICs are considered to be illiquid.

Illiquid Securities

Illiquid securities are securities that cannot be disposed of within 7 days at approximately the price at which they are being carried on a Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding 7 days, if there is no secondary market for such security, and repurchase agreements with durations (or maturities) over 7 days in length.

Investment Company Shares

Under applicable regulations, the Funds are generally prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Funds own more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the Fund's total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Funds. By investing in securities of an investment company, Fund shareholders will indirectly bear the fees of that investment company in addition to the Fund's own fees and expenses.

The Trust has received an exemptive order from the Securities and Exchange Commission ("SEC") to permit the Funds to invest in shares of ABN AMRO Money Market Funds. Pursuant to this order, each Fund is permitted to invest in shares of the Money Market Funds for cash management purposes, provided that the Advisor and any of its affiliates waive management fees and other expenses with respect to Fund assets invested therein.

It is the position of the staff of the SEC that certain nongovernmental issuers of CMOs and REMICs constitute investment companies under the Investment Company Act of 1940 ("1940 Act"), and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have been granted orders from the SEC exempting such instruments from the definition of investment company.

Loan Participations

Loan participations are interests in loans to U.S. corporations which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower corporation will be deemed to be the issuer of the participation interest except to the extent a Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying corporate borrower. In the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, a Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent. The secondary market, if any, for these loan participations is limited.

Master Limited Partnerships

Master limited partnerships are public limited partnerships composed of (i) assets spun off from corporations or (ii) private limited partnerships. Master limited partnerships are formed by reorganizing corporate assets or private partnerships as public limited partnerships combining various investment objectives. Interests in master limited partnerships are represented by depositary receipts traded in the secondary market. Because limited partners have no active role in management, the safety of a limited partner's investment in a master limited partnership depends upon the management ability of the general partner.

Money Market Instruments

Money market instruments include certificates of deposit, commercial paper, bankers' acceptances, Treasury bills, time deposits, repurchase agreements and shares of money market funds.

Mortgage-Backed Securities

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, balloon mortgages and adjustable rate mortgages.

Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and FHLMC. GNMA, Fannie Mae and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and Fannie May also guarantee timely distributions of scheduled principal. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury.

Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity, such as a trust or corporation. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae. FHLMC or GNMA-guaranteed mortgage pass,,through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates.

Stripped Mortgage-Backed Securities ("SMBs"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities.

Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

A Fund also may invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Municipal Securities

Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds.

A Fund's investments in any of the notes described above is limited to those obligations (i) rated in the highest two rating categories by an NRSRO or (ii) if not rated, of equivalent quality in the Advisor's judgment.

Municipal bonds must be rated in the highest four rating categories by an NRSRO at the time of investment or, if unrated, must be deemed by the Advisor to have essentially the same character-istics and quality as bonds rated in the above rating categories. The Advisor may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Obligations of Supranational Entities

Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World
Bank), African Development Bank, European Economic Community, European Investment Bank and Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Options

A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to protect against an increase in the cost of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered put and call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price. which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of cash or liquid assets in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid assets with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Whenever a Fund is required to establish a segregated account, notations on the books of the Trust's custodian are sufficient to constitute a segregated account.

The Funds typically do not engage in hedging activities. Further, risks associated with such activities include: (1) the success of a hedging strategy depends on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund receives a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

Put and call options may be used by a Fund from time to time as the Advisor deems to be appropriate, except as limited by each Fund's investment restrictions. Options will not be used for speculative purposes. Among the strategies the Advisor may use are: protective puts on stocks owned by a Fund, buying calls on stocks a Fund is attempting to buy and writing covered calls on stocks a Fund owns.

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction". In order to close out an option position, a Fund may enter into a "closing transaction" -- the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

A Fund may buy protective put options from time to time on such portion of its assets as the Advisor determines is appropriate in seeking the Fund's investment objective. The advantage to the Fund of buying the protective put is that if the price of the stock falls during the option period, the Fund may exercise the put and receive the higher exercise price for the stock. However, if the security rises in value, the Fund will have paid a premium for the put which will expire unexercised.

A Fund may buy call options from time to time as the Advisor determines is appropriate in seeking the Fund's investment objective. The Fund may elect to buy calls on stocks that the Fund is trying to buy. The advantage of the Fund buying the fiduciary call is that if the price of the stock rises during the option period, the Fund may exercise the call and buy the stock for the lower exercise price. If the security falls in value, the Fund will have paid a premium for the call (which will expire worthless) but will be able to buy the stock at a lower price.

A Fund may write covered call options from time to time on such portion of its assets as the Advisor determines is appropriate in seeking the Fund's investment objective. The advantage to the Fund of writing covered call options is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

A Fund may write covered put and call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Real Estate Investing

Investments in companies in the real estate industry may be subject to the risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; demographic trends and variations in rental income; changes in zoning laws; casualty or condemnation losses; environmental risks; regulatory limitations on rents; changes in neighborhood values; related party risks; changes in the appeal of properties to tenants; increases in interest rates; and other real estate capital market influences. Generally, increases in interest rates increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Fund's investments. A Fund's share price and investment return may fluctuate, and a shareholder's investment when redeemed may be worth more or less than its original cost. Certain of these securities that are issued by foreign companies may be subject to the risks associated with investing in foreign securities in addition to the risks associated with the direct ownership of real estate.

Real Estate Investment Trust (REITs)

REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or its failure to maintain exemption from registration under the 1940 Act. Rising interest rates may cause the value of the debt securities in which a Fund may invest to fall.
Conversely, falling interest rates may cause their value to rise. Changes in the value of portfolio securities does not necessarily affect cash income derived from these securities but will effect a Fund's net asset value.

Receipts

Receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, receipts may be subject to greater price volatility than interest paying U.S. Treasury obligations. Receipts include "Treasury Receipts" ("TRs"),

"Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS").

Repurchase Agreements

Repurchase agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (primary securities dealer recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Funds for purposes of their investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 100% of the resale price stated in the agreement (the Advisor monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Funds may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Funds are treated as an unsecured creditors and required to return the underlying securities to the seller's estate.

Restraints on Investments by Money Market Funds

Investments by each Money Market Fund are subject to limitations imposed under rules adopted by the SEC. Under SEC rules, money market funds may acquire only obligations that present minimal credit risks and that are "eligible securities," which generally means they are rated, at the time of investment, by at least two NRSROs (one if there is only one organization rating such obligation) in one of the two highest short-term rating categories or, if unrated, determined to be of comparable quality. First tier securities are securities that are rated by at least two NRSROs (one if it is the only organization rating such securities) or an unrated security determined to be of comparable quality. Second tier securities are eligible securities that do not qualify as first tier securities. The Advisor will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees.

Restricted Securities

Restricted securities are securities (including those of foreign issuers) that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") absent an exemption from registration. Securities of foreign issuers may be restricted. Up to 10% of a Fund's assets may consist of restricted securities that are illiquid and the Advisor may invest up to an additional 5% of the total assets of a Fund in restricted securities, provided it determines that at the time of investment such securities are not illiquid (generally, an illiquid security cannot be disposed of within seven days in the ordinary course of business at its full value), based on guidelines and procedures developed and established by the Board of Trustees of the Trust. The Board of Trustees will periodically review such procedures and guidelines and will monitor the Advisor's implementation of such procedures and guidelines. Under these procedures and guidelines, the Advisor considers the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades.

Rights

Rights are instruments giving shareholders the right to purchase shares of newly issued common stock below the public offering price before they are offered to the public.

Securities Lending

Securities loaned by a Fund pursuant to an agreement which requires collateral to secure the loan are not made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed one-third of the value of a Fund's total assets (including the value of the collateral) taken at fair market value. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund normally pays lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. Loans are made only to borrowers deemed by the Advisor to be of good standing and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Voting rights with respect to the loaned securities may pass with the lending of the securities and efforts to call such securities promptly may be unsuccessful, especially for foreign securities. A Fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned; and (3) the Fund will receive any interest or dividends paid on the loaned securities.

Short Sales

Selling securities short involves selling securities the seller (e.g., a Fund) does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A Fund may sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

A Fund may also maintain short positions in forward currency exchange transactions, in which the Funds agree to exchange currency that does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. To ensure that any short position of a Fund is not used to achieve leverage, the Fund establishes with its custodian a segregated account consisting of cash or liquid assets equal to the fluctuating market value of the currency as to which any short position is being maintained.

Whenever a Fund is required to establish a segregated account, notations on the books of the Trust's custodian are sufficient to constitute a segregated account.

Sovereign Debt Securities

Sovereign debt securities are debt securities issued by various foreign governmental issuers. Investing in fixed and floating rate foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other International agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports would be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service it external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned to the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitment to lend funds which may further impair the obligor's ability or willingness to timely service its debts.

Standby Commitments or Puts

Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium has the effect of reducing the yield otherwise payable on the underlying security.

The Advisor has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally called a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds reserve the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to institutions which the Advisor believes present minimal credit risks, and the Advisor will use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

Securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a put, but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued which are held by the Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

STRIPS

Separately traded interest and principal securities ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Advisor will purchase only STRIPS that it determines are liquid or, if illiquid, that do not violate the Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, the Advisor will purchase for Money Market Funds only STRIPS that have a remaining maturity of 397 days or less. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Money Market Funds.

Swaps, Caps, Floors and Collars

Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be highly volatile and have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation a Fund may have under these types of arrangements are covered by setting aside cash or liquid assets in a segregated account. A Fund enters into swaps only with counterparties believed to be creditworthy.

In a typical cap or floor agreement, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. In swap agreements, if a Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investment and their share price and yield. Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investment and their share price and yield.

Unit Investment Trusts

A unit investment trust ("UIT") is a type of investment company. Investments in UITs are subject to regulations limiting a Fund's acquisition of investment company securities. Standard and Poor's Depositary Receipts ("SPDRs") DIAMONDS, MDYs and similar investments are interests in UITs that may be obtained directly from the UIT or purchased in the secondary market. SPDRs consist of a portfolio of securities substantially similar to the component securities of the Standard and Poor's 500 Composite Stock Price Index. DIAMONDS and MDYs consist of a portfolio of securities substantially similar to the component securities of the Dow Jones Industrial Average and of the Standard and Poor's MidCap 400 Index, respectively.

The price of a UIT interest is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a UIT interest is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for UITs is based on a basket of stocks. Disruptions in the markets for the securities underlying UITs purchased or sold by a Fund could result in losses on UITs. Trading in UITs involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

Interests in UITs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate a certain amount of UIT interests. The liquidity of small holdings of UITs, therefore, depends upon the existence of a secondary market. Upon redemption of a UIT interest, a Fund receives securities and cash identical to the deposit required of an investor wishing to purchase a UIT interest that day.

U.S. Government Agency Obligations

Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g.,GNMA securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., Fannie Mae securities). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

U.S. Treasury Obligations

U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations, known as "Separately Traded Registered Interest and Principal Securities" ("STRIPS"), that are transferable through the Federal book-entry system.

Variable Amount Master Demand Notes

Variable amount master demand notes may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.

Warrants

Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price usually higher than the market price at the time of issuance during a specified period.

When-Issued Securities

When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuations due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.
When investing in when-issued securities, a Fund will not accrue income until delivery of the securities and will invest in such securities only for purposes of actually acquiring the securities and not for the purpose of leveraging.

The when-issued securities are subject to market fluctuations, and the purchaser accrues no interest on the security during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment.

The Funds segregate cash or liquid assets in an amount at least equal in value to the Funds' commitments to purchase when-issued securities. If the value of these assets declines, the Funds place additional liquid assets aside on a daily basis so that the value of the assets set aside is equal to the amount of such commitments. Consequently, the Funds do not use such purchases for leveraging. Whenever a Fund is required to establish a segregated account, notations on the books of the Trust's custodian are sufficient to constitute a segregated account.

Zero Coupon Obligations

Zero coupon obligations are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligations increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.

INVESTMENT LIMITATIONS

Each Fund has adopted certain investment limitations which are fundamental and may not be changed without approval by a majority vote of the Fund's outstanding shares. The term

"majority of the Fund's outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

No Fund may:

1. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of shares of the Fund.

2. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described below or as permitted by rule, regulation or order of the SEC.

3. Borrow money, except that a Fund (a) may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the Fund's total assets determined at the time of the borrowing and (b) may borrow money from banks or by engaging in reverse repurchase agreements. Asset coverage of at least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

4. Purchase or sell real estate or physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

No Equity, Fixed Income or Balanced Fund may:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund. This restriction applies to 75% of the Fund's assets, and does not apply to the Latin America Equity, International Fixed Income or Real Estate Funds.

2. Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and, with respect to the Real Estate Fund, investments in the real estate industry) if, as a result, more than 25% of the total assets of the Fund are invested in the securities of one or more issuers whose principal business activities are in the same industry.

3. Make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder.

No Money Market Fund may:

1. Purchase securities of any issuer if, as a result, the Fund would violate the diversification provisions of Rule 2a-7 under the 1940 Act.

2. Purchase securities of any issuer if, as a result, more than 25% of the total assets of the Fund are invested in the securities of one or more issuers whose principal business activities are in the same industry or securities the interest upon which is paid from revenue of similar type industrial development projects, provided that this limitation does not apply to: (i) investment in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities or in repurchase agreements involving such securities; (ii) obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks; or (iii) tax-exempt securities issued by government or political subdivisions of governments.

3. Make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder.

The foregoing percentages (except for the limitation on illiquid securities below) apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

NON-FUNDAMENTAL POLICIES

No Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets (except for all Money Market Funds for which the limit is 10% of net assets).

For purposes of the Latin America Equity Fund's investment policies, Latin American issuers means companies organized in, or for which the principal securities trading market is in Latin America and (ii) companies, wherever organized, that, in one of the last two fiscal years derived more than 50% of their annual revenues or profits from goods produced, sales made or services performed in Latin America.

For purposes of the Real Estate Fund's investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate, or
(ii) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate. Companies in the real estate industry may include, but are not limited to, REITs or other securitized real estate investments, master limited partnerships that are treated as corporations for Federal income tax purposes and that invest in interests in real estate, real estate operating companies, real estate brokers or developers, financial institutions that make or service mortgages, and companies with substantial real estate holdings, such as lumber and paper companies, hotel companies, residential builders and land-rich companies.

A Fund may enter into futures contract transactions only to the extent that obligations under such contracts represent less than 20% of the Fund's assets. The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time such options are entered into by a Fund.

MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which certain companies provide essential management, administrative and other services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below.

ARNOLD F. BROOKSTONE (4/8/30) -- Trustee -- 950 N. Michigan Avenue, Chicago, Illinois 60611. Retired. Executive Vice President, Chief Financial Officer and Planning Officer of Stone Container Corporation (pulp and paper business), 1991-1996.

WILLIAM T. SIMPSON (7/26/27) -- Trustee -- 1318 Navajo Court, Louisville, Kentucky 40207. Retired since July 1992.

ROBERT FIETLER (11/19/30) -- Trustee -- 179 East Lake Shore Drive, Chicago, Illinois 60611. Retired. Chairman of Executive Committee, Board of Directors, Weyco Group, Inc. (men's footwear), since 1996. President and Director, Weyco Group, Inc., 1968-1996.

RICHARD A. FRODSHAM (3/23/40) -- Executive Vice President** -- Since October 1997, Executive Vice President and Chief Administrative Officer of ABN AMRO Asset Management (USA) Inc., 208 S. LaSalle Street, Chicago, Illinois 60604. President of LaSalle Street Capital Management, Ltd., January 1997 -September 1997. Senior Vice President of ABN AMRO Incorporated (formerly, ABN AMRO Chicago Corporation, formerly, The Chicago Corporation), January 1994 -Present.

MICHAEL T. CASTINO (8/10/62) -- Vice President** -- Since July 1997, Vice President, Fund Marketing, of ABN AMRO Asset Management (USA) Inc., 208 S. LaSalle Street, Chicago, Illinois 60604. Assistant Vice President, Rembrandt Product Manager of LaSalle National Bank (formerly, LaSalle National Trust, N.A.), June 1995-July 1997. Director of Fund Marketing, Kemper Financial Services, Inc., October 1991-June 1995.

KATHRYN L. MARTIN (10/23/57) -- Vice President** -- Since March 1998, Senior Vice President, Director of Compliance of ABN AMRO Asset Management (USA) Inc., 208 S. LaSalle Street, Chicago, Illinois 60604. Vice President, ABN AMRO Asset Management (USA) Inc. (formerly, LaSalle Street Capital Management, Ltd.), June 1995 - March 1998. Assistant Vice President, LaSalle Street Capital Management, Ltd. (formerly, Chemical Investment Group), October 1989-June 1995.

LAURIE LYNCH (8/3/61) -- Vice President** -- Since April 1997, Marketing Associate, Fund Marketing of ABN AMRO Asset Management (USA) Inc., 208 S. LaSalle Street, Chicago, Illinois 60604. Executive Assistant, LaSalle Street Capital Management, Ltd., April 1996-April 1997. Municipal Underwriting Assistant, Fidelity Capital Markets, September 1994-April 1997. Office Administrator, The Choice for Staffing, March 1992-September 1994.

COLEEN DOWNS DINNEEN (12/16/60) -- Vice President and Assistant Secretary -- Counsel, Mutual Fund Legal Division, First Data Investor Services Group, Inc., 101 Federal Street, Boston, Massachusetts 02110 since 1997. Vice-President, Scudder, Stevens & Clark, Inc (an investment management firm). (1989-1996).

MICHAEL C. KARDOK (7/17/59) -- Treasurer -- Vice President and Division Manager, First Data Investor Services Group, Inc.; prior to May 1994, Vice President, The Boston Company Advisors, Inc.

JEFFREY MARSHALL (2/18/56) -- Vice President and Assistant Treasurer -- Since 1998, associated with the Distribution Services Division of First Data Investor Services Group, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581.

THERESE M. HOGAN (2/27/62) -- Vice President and Assistant Treasurer -- Director of State Regulation of First Data Investor Services Group, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 since June 1994. For more than eight years prior thereto, a paralegal at Robinson & Cole in Hartford, Connecticut.

MARC PEIRCE (4/6/62) -- Vice President** -- Since September 1998, Compliance Analyst of ABN AMRO Asset Management (USA) Inc., 208 S. LaSalle Street, Chicago, IL 60604. Compliance Analyst, The Northern Trust Company from August 1996 -- September 1998; Tax Analyst, The Northern Trust Company, September 1991 -- August 1996.

KAREN DEPOUTOT (10/7/66) -- Assistant Treasurer -- Director of Mutual Fund Treasury and Assistant Treasurer for First Data Investor Services Group, Inc. since June 1994. Prior to June 1994, Ms. Depoutot was a Senior Treasury Analyst at The New England and an Assistant Vice President in the Mutual Fund Accounting Department at The Boston Company Advisors, Inc.

JOHN H. GRADY, JR. (6/1/61) -- Assistant Secretary -- 1701 Market Street, Philadelphia, Pennsylvania 19103. Partner, Morgan, Lewis & Bockius LLP (law firm) since 1995; Associate, Morgan, Lewis & Bockius LLP, 1993-1995.

RICHARD W. GRANT (10/25/45) -- Assistant Secretary -- 1701 Market Street, Philadelphia, Pennsylvania 19103. Partner, Morgan, Lewis & Bockius LLP (law firm) since 1989.

------------------

** This person is an "affiliated person" of both the Advisor and the Trust, as the term is defined in the 1940 Act.

For the fiscal year ended December 31, 1998, the Trustees received the following compensation:

===================================================================================================
                                                                                Total Compensation
                            Aggregate         Pension or                        from Registrant and
                          Compensation        Retirement         Estimated       Fund Complex Paid
                         From Registrant   Benefits Accrued   Annual Benefits    to Directors for
   Name of Person,       for Fiscal Year   as Part of Fund         Upon          Fiscal Year Ended
      Position             Ended 1998          Expenses         Retirement             1998
---------------------------------------------------------------------------------------------------
Arnold F. Brookstone,       $14,000              N/A                N/A         $14,000 for service
Trustee                                                                         on one board
===================================================================================================

========================================================================================================
                                                                                     Total Compensation
                           Aggregate           Pension or                            from Registrant and
                         Compensation          Retirement           Estimated         Fund Complex Paid
                        From Registrant     Benefits Accrued     Annual Benefits      to Directors for
  Name of Person,       for Fiscal Year     as Part of Fund           Upon            Fiscal Year Ended
     Position             Ended 1998            Expenses           Retirement               1998
--------------------------------------------------------------------------------------------------------
William T. Simpson,        $14,000                N/A                  N/A           $14,000 for service
Trustee                                                                              on one board
--------------------------------------------------------------------------------------------------------
John A. Wing,                None                 N/A                  N/A                  None
Trustee/1/
--------------------------------------------------------------------------------------------------------
Robert Fietler,            $14,000                N/A                  N/A                 $14,000
Trustee
--------------------------------------------------------------------------------------------------------
Timothy Leach,               None                 N/A                  N/A                  None
Trustee/1/
========================================================================================================

/1/ No longer serves on the Board.

The Trust pays the fees for unaffiliated Trustees who are not "interested persons" of the Trust. Officers and affiliated Trustees are not compensated by the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

5% AND 25% SHAREHOLDERS

As of March 31, 1999, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Trust.

As of March 31, 1999, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares of the Common Class shares of the Funds were held for the record owner's fiduciary, agency or custodial customers.

                          TREASURY MONEY MARKET FUND

Name of Owner and Class                                 Percentage of Ownership
-----------------------                                 -----------------------
LaSalle National Bank                                            97.219
Attn: Demand Note Desk
P.O. Box 1443
Chicago, IL 60690-1443
COMMON Shares

ABN AMRO Chicago Corporation                                     99.376
Attn: Control Department
208 S. LaSalle St.
Chicago, IL 60604-1001
INVESTOR Shares

                          GOVERNMENT MONEY MARKET FUND


Name of Owner and Class                                 Percentage of Ownership
-----------------------                                 -----------------------
LaSalle National Trust N.A.                                      80.782
Attn: Income Collection
P.O. Box 1443
Chicago, IL 60690-1443
COMMON Shares

LaSalle National Bank                                            17.320
FBO Various Defined Contribution
P.O. Box 1443
Chicago, IL 60609-1443
COMMON Shares

ABN AMRO Incorporated                                            99.276
Attn: Control Department
208 S. LaSalle St.
Chicago, IL 60604-1001
INVESTOR Shares

                               MONEY MARKET FUND

LaSalle National Trust N.A.                                      94.223
Attn: Income Collection
P.O. Box 1443
Chicago, IL 60690-1443
COMMON Shares

ABN AMRO Chicago Corporation                                     99.114
Attn: Control Department
208 S. LaSalle St.
Chicago, IL 60604-1001
INVESTOR Shares

                          TAX-EXEMPT MONEY MARKET FUND

LaSalle National Bank                                            97.124
Attn: Income Collection
P.O. Box 1443
Chicago, IL 60690-1443
COMMON Shares

ABN AMRO Chicago Corporation                                     99.525
Attn: Control Department
208 S. LaSalle St.
Chicago, IL 60604-1001
INVESTOR Shares

                               FIXED INCOME FUND

LaSalle National Bank                                            75.896
Omnibus A/C 75953R109
P.O. Box 1443
Chicago, IL 60690-1443
COMMON Shares

     Name of Owner and Class                                         Percentage of Ownership
     -----------------------                                         -----------------------
LaSalle National Bank                                                          17.617
FBO Various Defined Contribution P1
P.O. Box 1443
Chicago, IL 60609-1443
COMMON Shares

Delaware Charter Cust                                                          34.790
IRA A/C Casmir F. Jezierny
7609 W Strong
Harwood Heights, IL 60656-3353
INVESTOR Shares

Delaware Charter Cust T                                                        22.275
IRA A/C Thomas J. Odriska
6609 S Kedvale
Chicago, IL 60629-5127
INVESTOR Shares

ABN AMRO Incorporated                                                           9.241
393-56020-15
Attn: Mutual Fund Operations
P.O. Box 6108
Chicago, IL 60680-6108
INVESTOR Shares

Delaware Charter Cust                                                           6.807
IRA A/C Christopher J. Nolfi
5131 W Melrose
Chicago, IL 60641-4225
INVESTOR Shares

Robert K. Moeller &                                                             6.234
Donald R. Moeller JTWROS
4921 Newport Ave
Chicago, IL 60641-3559
INVESTOR Shares

Delaware Charter Cust                                                           5.461
IRA A/C Donald Johnson
3304 N New England
Chicago, IL 60634-3745
INVESTOR Shares

Helen Ann Huber TR                                                              5.025
J/A 12-04-1997 The Then Acting
Trustee of The Helen Ann Huber Self
Declaration Trust
6314 N Leona Ave
Chicago, IL 60646-4224
INVESTOR Shares

                   INTERMEDIATE GOVERNMENT FIXED INCOME FUND

LaSalle National Bank                                                          95.822
Omnibus A/C 75953R307
P.O. Box 1443
Chicago, IL 60690-1443
COMMON Shares

Delaware Charter Cust                                                          47.944
IRA A/C Christopher J. Nolfi
5131 W Melrose
Chicago, IL 60641-4225
INVESTOR Shares

ABN AMRO Incorporated                                                          19.772
Attn: Mutual Fund Operations
395-01746-19
P.O. Box 6108
Chicago, IL 60680-6108
INVESTOR Shares

Delaware Charter Cust                                                          13.222
IRA A/C Joanne Magnifico Madonia
291 Beaumont Ct
Bartlett, IL 60103-2982
INVESTOR Shares

Jennifer L. Billy                                                              10.762
720 N. Lakeside Dr
Vernon Hills, IL 60061-2614
INVESTOR Shares

ABN AMRO Incorporated                                                           8.289
Attn: Mutual Fund Operations
395-70333-13
PO Box 6108
Chicago, IL 60680-6108
INVESTOR Shares

                          TAX-EXEMPT FIXED INCOME FUND

LaSalle National Bank                                                          99.432
Omnibus A/C 75953R505
P.O. Box 1443
Chicago, IL 60690-1443
COMMON Shares

ABN AMRO Incorporated                                                          35.037
392-03740-18
Attn: Mutual Fund Operations
P.O. Box 6106
Chicago, IL 60680-6108
INVESTOR Shares

ABN AMRO Incorporated                                                          17.866
040-88498-18
Attn: Mutual Fund Operations
P.O. Box 6108
Chicago, IL 60680-6108
INVESTOR Shares

Anton Sivak &                                                                   6.672
Eugenia Sivak Jtten
6526 S Karlou Ave
Chicago, IL 60629-5124
INVESTOR Shares

Donald A. Peterson                                                              6.578
5323 W Drummond
Chicago, IL 60639-1514
INVESTOR Shares

Hugh J. O'Malley &                                                              5.993
Helen A O'Malley JT TEN
725 Newgate Ln Apt G
Prospect Hts, IL 60070-2893
INVESTOR Shares

Gloria Kokaisl                                                                  5.569
200 Vilalge Dr #224
Downers Grove, IL 60516-3050
INVESTOR Shares

ABN AMRO Incorporated                                                           5.019
Attn: Mutual Fund Operations
392-06083-16
PO Box 6108
Chicago, IL 60680-6106
INVESTOR Shares

                        INTERNATIONAL FIXED INCOME FUND

LaSalle National Bank                                                          98.650
Omnibus A/C 75953R703
P.O. Box 1443
Chicago, IL 60690-1443
COMMON Shares

Delaware Charter Cust                                                          16.899
IRA A/C R/O Jeraldine Harris
4607 Lincoln Blvd
Richton Park, IL 60471-1868
INVESTOR Shares

Mae F. Belgrave                                                                15.978
15022 South Champlain Avenue
Dolton, IL 60419-2661
INVESTOR Shares

Louis A. McDaniel Jr                                                           10.388
15840 Campbell St
Harvey, IL 60426-2850
INVESTOR Shares

Benito Zapata Cust                                                              9.508
Andrea Zapata
Unif Trans to Min Act - FL
8164 Boss Street
Vienna, VA 22182-3776
INVESTOR Shares

Ilene Wolthusen                                                                 7.638
416 E Reader St
Elburn, Il 60119-8937
INVESTOR Shares

Maria D. Dominquez                                                              5.470
1114 George St
Calumet City, IL 60409-2024
INVESTOR Shares

ABN AMRO Incorporated                                                           5.396
393-04255-11
Attn: Mutual Fund Operations
P.O. Box 6108
Chicago, IL 60680-6108
INVESTOR Shares

Claudette C. Miles                                                              5.166
8000 S Dante
Chicago, IL 60619-4621
INVESTOR Shares

ABN AMRO Incorporated                                                           5.063
393-04254-12
Attn: Mutual Fund Operations
P.O. Box 6106
Chicago, IL 60680-6108
INVESTOR Shares

                                   VALUE FUND

LaSalle National Bank                                                          62.247
P.O. Box 1443
Chicago, IL 60690-1443
COMMON Shares

LaSalle National Bank                                                          29.549
FBO Various Defined Contributions PL
P.O. Box 1443
Chicago, IL 60690-1443
COMMON Shares

                                  GROWTH FUND

LaSalle National Bank                                                          58.236
FBO Various Defined Contributions PL
P.O. Box 1443
Chicago, IL 60690-1443
COMMON Shares

LaSalle National Bank                                                          33.577
P.O. Box 1443
Chicago, IL 60690-1443
COMMON Shares

                                       36

Name of Owner and Class                                 Percentage of Ownership
-----------------------                                 -----------------------

                             SMALL CAP GROWTH FUND

LaSalle National Bank                                            84.717
P.O. Box 1443
Chicago, IL 60690-1443
COMMON Shares

LaSalle National Bank                                            10.511
FBO Various Defined Contribution PL
P.O. Box 1443
Chicago, IL 60690-1443
COMMON Shares

Sema & Co                                                        12.051
100 Wall St.
New York, NY 10005-3701
INVESTOR Shares

Delaware Charter Cust                                            11.065
IRA A/C Ronald T. Anderson
3134 N 78th Ct.
Elmwood Park, IL 60707-1012
INVESTOR Shares

Phyllis L. Fisher                                                 9.354
P.O. Box 427 Corning Rd.
Beecher, IL 60401-0427
INVESTOR Shares

Delaware Charter Cust                                             6.793
IRA A/C Sonny C. Lai
1760 Potter Rd.
Park Ridge, IL 60068-1131
INVESTOR Shares

Mark R. Dieter &                                                  5.992
Dawn R. Dieter  JTTEN
6859 South Plainfield Rd
Plainfield, IL 60544-0000
INVESTOR Shares

                           INTERNATIONAL EQUITY FUND

LaSalle National Bank                                            68.719
P.O. Box 1443
Chicago, IL 60690-1443
COMMON Shares

LaSalle National Bank                                            22.088
FBO Various Defined Contribution PL
P.O. Box 1443
Chicago, IL 60690-1443
COMMON Shares

ABN AMRO Incorporated                                             5.471
393-93306-13
Attn: Mutual Fund Operations
P.O. Box 6108
Chicago, IL 60680-6108
INVESTOR Shares

                               ASIAN TIGERS FUND

LaSalle National Bank                                            72.312
P.O. Box 1443
Chicago, IL 60690-1443
COMMON Shares

LaSalle National Bank                                            24.945
FBO Various Defined Contribution PL
P.O. Box 1443
Chicago, IL 60690-1443
COMMON Shares

James G. Kokenes &                                                9.241
Lynn M. Kokenes  JTTEN
510 North Richmond Avenue
Westmont, IL 60559-1539
INVESTOR Shares

Donaldson Lufkin Jenrette                                         8.927
Securities Corporation, Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052
INVESTOR Shares

Delaware Charter Cust                                             8.649
IRA A/C Thomas J. Plonka
126 N. Grant Street
Westmont, IL 60559-1608
INVESTOR Shares

Delaware Charter Cust                                             6.366
IRA A/C Roger J. Bianco, Sr.
1636 Gibson Dr.
Elk Grove Village, IL 60007-2704
INVESTOR Shares

                                 BALANCED FUND

LaSalle National Bank                                            68.105
FBO Various Defined Contribution PL
P.O. Box 1443
Chicago, IL 60690-1443
COMMON Shares

LaSalle National Bank                                            16.101
P.O. Box 1443
Chicago, IL 60690-1443
COMMON Shares

ABN AMRO Incorporated                                             5.259
Attn: Mutual Fund Operations
395-00837-11
P.O. Box 6108
Chicago, IL 60680-6108
INVESTOR Shares

                           LATIN AMERICA EQUITY FUND

LaSalle National Bank

Name of Owner and Class                                 Percentage of Ownership
-----------------------                                 -----------------------
P.O. Box 1443                                                    96.041
Chicago, IL 60690-1443
COMMON Shares

                               REAL ESTATE FUND

ABN AMRO Chicago Corporation                                     37.550
Attn: Bill Thiel
208 S. LaSalle Street
Chicago, IL 60604-1001
COMMON Shares

ABN AMRO Incorporated                                            32.628
Attn: Mutual Fund Operations
P.O. Box 6108
Chicago, IL 60680-6108
COMMON Shares

ABN AMRO Incorporated                                            10.830
022-81283-10
Attn: Mutual Fund Operations
P.O. Box 6108
Chicago, IL 60680-6108
COMMON Shares

ABN AMRO Incorporated                                             5.511
022-81280-13
Attn: Mutual Fund Operations
P.O. Box 6108
Chicago, IL 60680-6108
COMMON Shares

ABN AMRO Incorporated                                            47.500
292-00034-11
Attn: Mutual Fund Operations
P.O. Box 6108
Chicago, IL 60680-6108
INVESTOR Shares

ABN AMRO Incorporated                                            47.500
292-00035-10
Attn: Mutual Fund Operations
P.O. Box 6108
Chicago, IL 60680-6108
INVESTOR Shares

ABN AMRO Incorporated                                             5.000
398-49208-13
Attn: Mutual Fund Operations
P.O. Box 6108
Chicago, IL 60680-6108
INVESTOR Shares

INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISOR

The Trust and ABN AMRO Asset Management (USA) Inc., 208 South LaSalle Street, Chicago, Illinois 60604 (the "Advisor"), have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisor is a direct, wholly-owned subsidiary of ABN AMRO Capital Markets Holding, Inc., which is an indirect, wholly-owned subsidiary of ABN AMRO Holding N.V., a Netherlands company. The Administrator and Advisor are affiliated and under the common control of ABN AMRO Holding N.V.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Advisor, or by the Advisor on 90 days' written notice to the Trust.

For the fiscal years ended December 31, 1996, 1997, and 1998, the Funds paid the following advisory fees:


                                Net Fees Paid                        Fees waived
                     ----------------------------------  ----------------------------------

       Fund             1996        1997     1998          1996         1997     1998
===========================================================================================
Treasury Money       $  291,794  $  374,682  $  458,132  $235,779    $  301,942  $  343,600
Market Fund
-------------------------------------------------------------------------------------------
Government           $  448,001  $  497,187  $  474,566  $      0    $        0  $  263,355
Money Market
Fund
-------------------------------------------------------------------------------------------
Money Market         $1,138,578  $1,386,860  $2,020,937  $853,933    $1,040,154  $1,515,702
Fund
-------------------------------------------------------------------------------------------
Tax-Exempt           $  318,245  $  484,301  $  613,501  $275,379    $  413,335  $  460,126
Money Market
Fund
-------------------------------------------------------------------------------------------
Fixed Income         $  625,690  $  670,250  $  833,301  $125,138    $  134,049  $  166,660
Fund
-------------------------------------------------------------------------------------------
Intermediate         $  334,912  $  268,185  $  243,361  $ 66,982    $   53,637  $   48,672
Government
Fixed Income
Fund
-------------------------------------------------------------------------------------------
Tax-Exempt           $  218,761  $  194,948  $  184,668  $ 56,636    $   43,866  $   36,934
Fixed Income
Fund
-------------------------------------------------------------------------------------------
International        $  140,609  $  136,701  $  132,776  $      0    $        0  $    7,424
Fixed Income
Fund
-------------------------------------------------------------------------------------------
Limited                  *           *           *          *            *              *
Volatility Fixed
Income Fund
-------------------------------------------------------------------------------------------
Value Fund           $1,170,294  $1,620,699  $1,673,833  $      0    $        0  $        0
-------------------------------------------------------------------------------------------
Growth Fund          $  723,113  $  972,369  $1,279,933  $      0    $        0  $        0
-------------------------------------------------------------------------------------------
Small Cap            $  235,012  $  319,968  $  390,042  $      0    $        0  $        0
Growth Fund
-------------------------------------------------------------------------------------------
Small Cap Value          *           *       $   25,004     *            *       $    2,778
Fund
-------------------------------------------------------------------------------------------
International        $  886,424  $  972,268  $1,183,171  $      0    $        0  $        0
Equity Fund
-------------------------------------------------------------------------------------------
TransEurope              *           *           *          *            *              *
Fund
===========================================================================================


                         Net Fees Paid                           Fees Waived
                   ------------------------------        ---------------------------
       Fund             1996        1997     1998        1996      1997     1998
====================================================================================

Asian Tigers         $312,823    $393,065    $298,444    $0         $0       $0
 Fund
------------------------------------------------------------------------------------
Latin America        $ 44,270    $259,452    $287,872    $0         $0       $0
 Equity Fund
------------------------------------------------------------------------------------
Real Estate Fund       *         $     57    $ 34,196     *         $25      $14,655
------------------------------------------------------------------------------------
Balanced Fund        $391,615    $466,334    $545,646    $0         $0       $0
====================================================================================

     *   Not in operation during the period.

The Advisor has agreed to waive its fee at least through April 2000 in order to limit advisory fees to the amounts set forth below:

Fund                               Total Advisory Fees
----                               -------------------
Real Estate Fund                           .70%
Fixed Income Fund                          .50%
Intermediate Government Fixed Income Fund  .50%
Tax-Exempt Fixed Income Fund               .50%
Limited Volatility Fixed Income Fund       .50%
Treasury Money Market Fund                 .20%
Money Market Fund                          .20%
Tax-Exempt Money Market Fund               .20%

After April 2000, the Advisor may continue, modify or cancel this waiver. Advisory fees are paid separately by each Fund. For each Fund, advisory fees at the Fund level rather than at the share class level.

DISTRIBUTION AND SHAREHOLDER SERVICING

First Data Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of First Data Corporation, 4400 Computer Drive, Westborough, Massachusetts 01581, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated March 2, 1998. The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than 60 days' notice by the Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor. Under the Distribution Agreement, the Distributor has agreed to use its best efforts in connection with the distribution of Fund shares. Fund shares are offered continuously.

Distribution Plan

The Trust has adopted a distribution plan for the Investor Shares of each Fund (the "Distribution Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" of the Trust or the Distributor, as that term is defined in the 1940 Act ("Disinterested Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under the Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan may be terminated with respect to any Fund by a vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares of that Fund. The

Distribution Plan may be amended by vote of the Trust's Board of Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for such purpose, except that any change that would effect a material increase in any distribution fee with respect to a Fund requires the approval of that Fund's shareholders. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Disinterested Trustees.

The Distribution Plan provides for payments to the Distributor at an annual rate of .25% of the Investor Shares average daily net assets. This ongoing distribution fee is calculated on each Fund's aggregate average daily net assets attributable to its Investor Shares. From this amount, the Distributor may make payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance, or provision of shareholder services. The Distribution Plan is characterized as a compensation plan and is not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may therefore be higher or lower than its actual expenses.

Prior to March 2, 1998, Rembrandt Financial Services Company ("RFS"), Oaks, Pennsylvania 19456, served as the Trust's distributor. RFS is a wholly-owned subsidiary of SEI Financial Services Company.

For the fiscal year ended December 31, 1998, the Funds paid the following amounts pursuant to the Distribution Plan:

=====================================================================
                                             Distribution Amount Paid
                   Fund                                1998
---------------------------------------------------------------------

Treasury Money Market Fund                              $ 35,204
---------------------------------------------------------------------
Government Money Market Fund                            $144,655
---------------------------------------------------------------------
Money Market Fund                                       $369,611
---------------------------------------------------------------------
Tax-Exempt Money Market Fund                            $114,248
---------------------------------------------------------------------
Fixed Income Fund                                       $  1,093
---------------------------------------------------------------------
Intermediate Government Fixed Income Fund               $    189
---------------------------------------------------------------------
Tax-Exempt Fixed Income Fund                            $  1,337
---------------------------------------------------------------------
International Fixed Income Fund                         $    135
---------------------------------------------------------------------
Limited Volatility Fixed Income Fund                    *
---------------------------------------------------------------------
Value Fund                                              $  4,184
---------------------------------------------------------------------
Growth Fund                                             $  7,913
---------------------------------------------------------------------
Small Cap Growth Fund                                   $  1,396
---------------------------------------------------------------------
Small Cap Value Fund                                    $    309
=====================================================================

================================================================================
                                             Distribution Amount Paid
                   Fund                                1998
================================================================================

International Equity Fund                               $ 2,742
--------------------------------------------------------------------------------
TransEurope Fund                                        *
--------------------------------------------------------------------------------
Real Estate Fund                                        $     9
--------------------------------------------------------------------------------
Asian Tigers Fund                                       $   467
--------------------------------------------------------------------------------
Latin America Equity Fund                               *
--------------------------------------------------------------------------------
Balanced Fund                                           $ 9,436
================================================================================

*  Not in operation during the period.

The distribution-related services that may be provided under the Distribution Plan include: incremental printing costs for reports, prospectuses, notices and similar materials; advertising; cost of preparing, printing, and distributing literature used in connection with the offering of shares; and expenses incurred in the promotion and sale of shares. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law.

The Administrator or Advisor may benefit from the expenditures under the plan through increased fees from an increase in the net assets of the Trust except for affiliates of the Administrator and Advisor, no "interested person" of the Trust or Disinterested Trustee had a direct or indirect financial interest in the operation of the Distribution Plan or related agreements.

Shareholder Servicing Plan

The Trust has adopted a shareholder servicing plan for the Investor Shares of each Fund (the "Shareholder Servicing Plan"). Under the Shareholder Servicing Plan, the Trust pays a fee of .25% of the average daily net assets of the Investor Shares. This fee is paid to the Distributor to perform, or to compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. The Distributor may voluntarily waive all or a portion of its shareholder servicing fee, and may discontinue its waiver at any time. Currently, the Distributor is waiving, on a voluntary basis, its shareholder servicing fee for the Money Market Funds. After waivers, the Funds are paying shareholder servicing fees in the following amounts:

Fund                                                 Net Fees
----                                                 --------

Treasury Money Market Fund                             None

Government Money Market Fund                           .18%

Money Market Fund                                      .14%

Tax-Exempt Money Market Fund                           None

It is possible that an intermediary may offer different classes of shares to its customers and differing services to the classes, and thus receive compensation with respect to different classes. Intermediaries also may charge separate fees to their customers.

The Funds may use the Distributor as a broker for the Funds' portfolio transactions. The Distributor may receive compensation for its brokerage services.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

ABN AMRO Fund Services, Inc. (the "Administrator") serves as the Administrator for the Trust. The Administrator is an affiliate of the Advisor and both are under common control of ABN AMRO Holding N.V., a Netherlands company. As Administrator, it provides the Trust with administrative services, including oversight and monitoring of the sub-administrator, transfer agent, distributor and custodian. The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Fund.

Under the Administration Agreement: (i) the Administrator is entitled to receive a fee at an annual rate of 0.15% of the average daily net assets of the Funds; (ii) the Trust may withhold a portion of this fee in the event that the Administrator fails to perform its duties according to the performance standards as set forth in the Agreement; and (iii) the Trust agreed to pay the Administrator $1,500,000 if the Trust terminates the Agreement within the first year and $750,000 if the Trust terminates the Agreement in the second year.

The Administrator has agreed to waive its fees at least through April 2000 in order to limit total administration fees to the amounts set forth below:

Fund                                  Total Administrative Fees
----                                  -------------------------
Treasury Money Market Fund                      .07%
Government Money Market Fund                    .07%
Money Market Fund                               .07%
Tax-Exempt Money Market Fund                    .07%
Fixed Income Fund                               .10%
Intermediate Government Fixed Income Fund       .10%
Tax-Exempt Fixed Income Fund                    .10%
International Fixed Income Fund                 .10%
Real Estate Fund                                .07%
Small Cap Value Fund                            .07%

After April 2000, the Administrator may continue, modify or cancel this waiver.

The Administrator, a Delaware corporation, has its principal business offices at 208 South LaSalle Street, Chicago, Illinois 60604. ABN AMRO Holding N.V. and its subsidiaries and affiliates, including the Administrator, are global providers of financial services, including banking and investment management.

Prior to March 2, 1998, SEI Fund Resources (SEI) served as the Trust's administrator. SEI, a Delaware business trust, has its principal offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI.

First Data Investor Services Group, Inc. serves as the Sub-Administrator for the Trust. As Sub-Administrator it provides the Trust with sub-administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. Compensation for these services is paid under a Sub-Administrative and Fund Accounting Agreement with the Administrator. The Sub-Administrator has voluntarily agreed to waive a portion of its accounting fees for the Real Estate and Small Cap Value Fund. The Sub-Administrator may modify or discontinue this waiver at any time.

Under the Sub-Administration Agreement: (i) the Sub-Administrator is entitled to receive a fee at an annual rate of 0.15% of the average daily net assets of the Funds; (ii) the Administrator may withhold a portion of this fee in the event that the Sub-Administrator fails to perform its duties according to the performance standards as set forth in the Agreement; and (iii) the Administrator agreed to pay the Sub-Administrator $1,500,000 if the Administrator terminates the Agreement within the first year and $750,000 if the Administrator terminates the Agreement in the second year.

From March 2, 1998 until June 30, 1998, Investor Services Group served as the Trust's administrator. Investor Services Group, a Massachusetts corporation, has its principal offices at

4400 Computer Drive, Westborough, Massachusetts 01581. First Data Corporation and its subsidiaries and affiliates, including Investor Services Group, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

For the fiscal years ended December 31, 1996, 1997, and 1998, the Funds paid the following administrative fees:

================================================================================
                                                        Net Fees Paid
                                             -----------------------------------
                  Fund                         1996        1997       1998
================================================================================
Treasury Money Market Fund                   $226,103    $135,486    $187,851
--------------------------------------------------------------------------------
Government Money Market Fund                 $336,001    $176,620    $290,086
--------------------------------------------------------------------------------
Money Market Fund                            $853,933    $435,763    $738,080
--------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                 $254,410    $180,324    $255,157
--------------------------------------------------------------------------------
Fixed Income Fund                            $187,707    $201,074    $178,994
--------------------------------------------------------------------------------
Intermediate Government Fixed Income Fund    $100,473    $ 80,456    $ 52,959
--------------------------------------------------------------------------------
Tax-Exempt Fixed Income Fund                 $ 68,849    $ 59,704    $ 40,804
--------------------------------------------------------------------------------
International Fixed Income Fund              $ 26,364    $ 25,631    $ 18,863
--------------------------------------------------------------------------------
Limited Volatility Fixed Income Fund             *           *           *
--------------------------------------------------------------------------------
Value Fund                                   $219,430    $303,868    $313,844
--------------------------------------------------------------------------------
Growth Fund                                  $135,584    $182,319    $239,987
--------------------------------------------------------------------------------
Small Cap Growth Fund                        $ 44,065    $ 59,994    $ 73,133
--------------------------------------------------------------------------------
Small Cap Value Fund                             *           *       $  2,431
--------------------------------------------------------------------------------
International Equity Fund                    $132,965    $145,840    $177,476
--------------------------------------------------------------------------------
TransEurope Fund                                 *           *           *
--------------------------------------------------------------------------------
Asian Tigers Fund                            $ 46,924    $ 58,960    $ 44,767
--------------------------------------------------------------------------------
Latin America Equity Fund                    $  6,640    $ 38,918    $ 43,181
--------------------------------------------------------------------------------
Real Estate Fund                                 *       $     12    $  3,885
--------------------------------------------------------------------------------
Balanced Fund                                $ 83,917    $ 99,929    $116,924
================================================================================

* Not in operation during the period.


THE TRANSFER AGENT

The Trust and First Data Investor Services Group (the "Transfer Agent"), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0549, a wholly-owned subsidiary of First Data Corporation, have entered into a transfer agency agreement (the "Transfer Agency Agreement") dated May 11, 1998. Under the Transfer Agency Agreement, the Transfer Agent is entitled to receive fees for its services, which may be reduced in the event that the Transfer Agent fails to meet certain performance standards set forth in the Agreement. Under the Agreement, the Trust agreed to pay the Transfer Agent $1,500,000 if the Trust terminates the Agreement within the first year and $750,000 if it terminates the Agreement during the second year.

THE CUSTODIAN

The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, acts as custodian of the Trust. The Custodian holds cash, securities, and other assets of the Trust as required by the Investment Company Act of 1940.

COUNSEL AND AUDITORS

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Ernst & Young LLP serves as the independent auditors of the Trust.

BROKERAGE ALLOCATION AND OTHER PRACTICES

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of trans actions in portfolio securities. Subject to policies established by the Trustees, the Advisor is responsible for placing the orders to execute transactions for the Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, research and the firm's risk in positioning the securities involved. While the Advisor generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. The Advisor usually deals directly with the dealers who make a market in the securities, unless better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE

The Advisor selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of their judgment of the professional capability of the brokers or dealers to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refer to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Trust may allocate out of all commission business generated by all of the Funds (and any other accounts under management by the Advisor), brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Advisor in connection with their investment decision-making process with respect to one or more funds and accounts managed by them, and may not be used exclusively with respect to a fund or account generating the brokerage business.

As provided in the Securities Exchange Act of 1934 (the "1934 Act"), higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent may be directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

The Advisor may place a combined order for two or more accounts or Funds engaged in the purchase or sale of the same security if, in their judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. It is believed that an ability to participate in volume transactions will generally be beneficial to the accounts and Funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Advisor and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Funds may place orders with broker-dealers which have agreed to defray certain Trust expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

The Trust may execute brokerage or other agency transactions through an affiliate of the Advisor, which is a registered broker-dealer, for commissions in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, an affiliate of the Advisor is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange. These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Trust may direct commission business to one or more designated broker-dealers in connection with such broker-dealers' provision of services to the Trust or payment of certain Trust expenses (e.g., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

For the fiscal year ended December 31, 1998, the Funds paid the following brokerage fees:

=================================================================================================================================
                                                                                  % of Total           Total
                                                Total $        % of Total of      Brokerage         Commissions        Total $
                              Total $          Amount of         Brokerage       Transactions         Paid to           Amount
                             Amount of         Brokerage        Commissions        Effected        Affiliates in     of Brokerage
                             Brokerage        Commissions         Paid to          Through          Connection       Commissions
      Fund                  Commissions         Paid to        Affiliates in      Affiliated           with            Paid for
                            Paid in 1998     Affiliates in         1998           Brokers in        Repurchase         Research
                                                 1998                                1998            Agreement         in 1998
                                                                                                  Transactions in
                                                                                                       1998
=================================================================================================================================

Intermediate                     $0                $0            0.00%                0.00%              $152             $0
Government Fixed
Income Fund
---------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Fixed                 $0                $0            0.00%                0.00%              $  0             $0
Income Fund
---------------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                $0                $0            0.00%                0.00%              $587             $0
=================================================================================================================================

====================================================================================================================================
                                                                                   % of Total           Total
                                                 Total $        % of Total of      Brokerage         Commissions        Total $
                               Total $          Amount of         Brokerage       Transactions         Paid to           Amount
                              Amount of         Brokerage        Commissions        Effected        Affiliates in     of Brokerage
                              Brokerage        Commissions         Paid to          Through          Connection       Commissions
          Fund               Commissions         Paid to        Affiliates in      Affiliated           with            Paid for
                             Paid in 1998     Affiliates in         1998           Brokers in        Repurchase         Research
                                                  1998                                1998            Agreement         in 1998
                                                                                                   Transactions in
                                                                                                        1998
====================================================================================================================================
International Fixed            $      0          $     0            0.00%          0.00%                  $     0          $      0
Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Limited Volatility Fixed                                                               *                  *                *
Income Fund                       *                 *                 *
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                     $343,492          $     0            0.00%          0.00%                  $   189          $282,758
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                    $220,922          $     0            0.00%          0.00%                  $   501          $203,618
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth               $ 78,745          $   594            0.80%          0.00%                  $   194          $ 67,444
Fund                                                                                   +
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund           $ 20,732          $     0               0%          0.00%                  $     0          $ 18,172
------------------------------------------------------------------------------------------------------------------------------------
International Equity           $262,654          $     0            0.00%          0.00%                  $     0          $209,960
Fund
------------------------------------------------------------------------------------------------------------------------------------
Asian Tigers Fund              $129,623          $     0            0.00%          0.00%                  $     0          $123,434
------------------------------------------------------------------------------------------------------------------------------------
TransEurope Fund                  *                 *                 *                *                  *                *
------------------------------------------------------------------------------------------------------------------------------------
Latin America Equity           $157,615          $     0            0.00%          0.00%                  $     0          $ 76,054
Fund
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Fund               $  8,665          $   485            6.02%          7.69%                  $    45          $  5,640
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                  $ 62,210          $     0            0.00%          0.00%                  $   404          $ 50,879
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money               $      0          $     0            0.00%          0.00%                  $     0          $      0
Market Fund
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund              $      0          $     0            0.00%          0.00%                  $17,895          $      0
------------------------------------------------------------------------------------------------------------------------------------
Treasury Money Market          $      0          $     0            0.00%          0.00%                  $     0          $      0
Fund
------------------------------------------------------------------------------------------------------------------------------------
Government Money               $      0          $     0            0.00%          0.00%                  $ 6,907          $      0
Market Fund
====================================================================================================================================

* Not in operation during the period.
+ Less than 1%.

For the fiscal years ended December 31, 1996 and 1997, Funds paid the following brokerage fees:

======================================================================================================
                                    Total $ Amount of Brokerage         Total $ Amount of Brokerage
                                        Commissions Paid in          Commissions Paid to Affiliates in
             Fund                        1996          1997                 1996          1997
------------------------------------------------------------------------------------------------------
Intermediate Government Fixed          $      0       $      0              $0          $     0
Income Fund
------------------------------------------------------------------------------------------------------
Tax-Exempt Fixed Income Fund           $      0       $      0              $0          $     0
------------------------------------------------------------------------------------------------------
Fixed Income Fund                      $      0       $      0              $0          $     0
------------------------------------------------------------------------------------------------------
International Fixed Income Fund        $      0       $      0              $0          $     0
------------------------------------------------------------------------------------------------------
Limited Volatility Fixed Income            *              *                  *             *
Fund
------------------------------------------------------------------------------------------------------
Value Fund                             $185,275       $256,616              $0          $19,358
------------------------------------------------------------------------------------------------------
Growth Fund                            $ 99,324       $135,230              $0          $     0
------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                  $ 89,340       $ 77,603              $0          $     0
------------------------------------------------------------------------------------------------------
Small Cap Value Fund                       *              *                  *             *
------------------------------------------------------------------------------------------------------
International Equity Fund              $ 80,851       $134,578              $0          $     0
------------------------------------------------------------------------------------------------------
Asian Tigers Fund                      $109,083       $178,644              $0          $     0
------------------------------------------------------------------------------------------------------
TransEurope Fund                           *              *                  *             *
------------------------------------------------------------------------------------------------------
Latin America Equity Fund              $ 38,488       $117,515              $0          $     0
------------------------------------------------------------------------------------------------------
Real Estate Fund                           *          $  4,285               *          $     0
------------------------------------------------------------------------------------------------------
Balanced Fund                          $ 37,786       $ 47,708              $0          $12,801
------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund           $      0       $      0              $0          $     0
------------------------------------------------------------------------------------------------------
Money Market Fund                      $      0       $      0              $0          $     0
------------------------------------------------------------------------------------------------------
Treasury Money Market Fund             $      0       $      0              $0          $     0
------------------------------------------------------------------------------------------------------
Government Money Market Fund           $      0       $      0              $0          $     0
======================================================================================================

* Not in operation during the period.

The broker-dealers who execute transactions on behalf of the Funds and who are affiliates of the Fund's Advisor are brokers in the ABN AMRO International brokerage network. In addition, the Funds executed brokerage trades through SEI Financial Services Company, an affiliate of Rembrandt Financial Services Company and SEI Fund Resources, the Funds' former distributor and administrator, respectfully.

As of December 31, 1998, the following Funds owned securities of their regular brokers or dealers, as defined in Rule 10b-1 under the Investment Company Act of 1940, with the following market values:


        Fund                 Broker Dealer                         Market Value
        ----                 -------------                         ------------
         Fixed Income Fund:  Paine Webber                          $  1,742,175
             Balanced Fund:  Chase Manhattan                       $    639,786
                             Paine Webber                          $    215,268
                             Bear Sterns                           $    310,213
                             Merrill Lynch Pierce Fenner & Smith   $    300,375
                Value Fund:  Chase Manhattan                       $  5,431,388
                             Bear Sterns                           $  2,182,700
                             Merrill Lynch Pierce Fenner & Smith   $  2,776,800
               Growth Fund:  Morgan Stanley Dean Witter            $  1,157,300
Treasury Money Market Fund:  Morgan Stanley                        $ 15,097,949
                             Prudential Securities                 $ 18,876,200
         Money Market Fund:  Merrill Lynch Pierce Fenner & Smith   $ 44,847,131

Except for the Small Cap Growth, Intermediate Government Fixed Income and Fixed Income Funds, it is expected that the portfolio turnover rate normally will not exceed 100% for any Fund. A portfolio turnover rate would exceed 100% if all of its securities exclusive of U.S. Government securities and securities whose maturities at the time of acquisition are one year or less are replaced in the period of one year. Turnover rates may vary from year to year and may be affected by cash requirements and by requirements which enable a Fund to receive favorable tax treatment. A portfolio turnover rate of 100% or more will result in higher transaction costs and may result in additional tax consequences for shareholders. You will find portfolio turnover rates for each Fund (except the Money Market Funds) in the "Financial Highlights" section of the Prospectus.

DESCRIPTION OF THE TRUST

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds. Share holders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

Each share held entitles the shareholder of record to one vote. Shareholders of each Fund or class will vote separately on matters relating solely to that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings but such meetings will be held from time to time to seek approval for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under Federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

PURCHASE AND REDEMPTION OF SHARES

It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges and taxes on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

Your purchase request may be canceled if the Custodian does not receive federal funds before net asset value is determined on the next Business Day, and you could be liable for any fees or expenses incurred by the Trust.

A redemption request submitted by mail must be received by the Transfer Agent in order to constitute a valid request for redemption. The Transfer Agent may require that the signature on the written request be guaranteed by a bank which is a member of the Federal Deposit Insurance Corporation, a trust company, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. This signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for $5,000 worth of shares or less, (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the shareholder(s) at the address of record or to a commercial bank account previously designated either on the Account Application or by written instruction to the Transfer Agent.

You may redeem your Money Market Investor Shares by writing checks on your account. Once you have signed and returned a signature card, you will receive a supply of checks. A check may be made payable to any person, and your account will continue to earn dividends until the check clears.

Because of the difficulty of determining in advance the exact value of a Fund account, you may not use a check to close your account. The checks are free, but your account may be charged a fee for stopping payment of a check upon your request or if the check cannot be honored because of insufficient funds or other valid reasons. If you write a check on your account for an amount below $100, you will be charged a $5 processing fee.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the New York Stock Exchange, the Advisor, the Administrator and/or the Custodian are not open for business.

Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, and a financial intermediary experiences difficulties placing redemption orders by telephone, the intermediary may wish to consider placing the order by other means.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust, under certain circumstances, could be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Funds is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the total number of outstanding shares. Although the methodology and procedures are identical, the net asset value per share of Common Shares and Investor Shares within the Funds may differ because of the distribution and shareholder servicing expenses charged to Investor Shares.

The Money Market Funds

Securities of the Treasury Money Market, Government Money Market, Money Market and Tax-Exempt Money Market Funds will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

A Fund's use of amortized cost and the maintenance of the Fund's net asset value at $1.00 are permitted by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Rule 2a-7 also requires the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds' current net asset value per share calculated using available market quotations from the Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Funds in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.

The Equity, Balanced and Fixed Income Funds

The securities of the Equity, Balanced and Fixed Income Funds are valued by the Administrator pursuant to valuations provided by an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

TAXATION

The following is only a summary of certain income tax considerations generally affecting a Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local income tax liabilities.

Federal Income Tax

All Funds

This discussion of Federal income tax consequences is based on the Internal Revenue Code of 1986 (the "Code"), and the regulations issued thereunder, in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein. No attempt has been made to present a detailed explanation of the Federal, state, or local income tax treatment of a Fund or its shareholders. In addition, state and local tax consequences on an investment in a Fund may differ from the Federal income tax consequences described below. Accordingly, you are urged to consult your tax advisor regarding specific questions as to Federal, state, and local income taxes.

Tax Status of the Funds

Each Fund is treated as a separate entity for Federal income tax purposes and is not combined with the other Funds. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Code. As long as each Fund qualifies for this special tax treatment, it will be relieved of Federal income tax on that part of its net investment income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) which is distributed to shareholders.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (a) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; and (b) diversify its holdings so that: (i) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer or of two or more issuers which are engaged in the same, similar or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the 4% federal excise tax.

Tax Status of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Distributions from net investment income will be taxable to you as ordinary income whether received in cash or in additional shares. Any net capital gains will be distributed annually as capital gains and will be treated as gain from the sale or exchange of capital asset held for more than one year, regardless of how long you have held shares and regardless of whether the distributions are received in cash or in additional shares. Each Fund will notify you annually of the Federal income tax character of all distributions.

It is possible that a Fund may make a distribution in excess of the Fund's current and accumulated earnings and profits. Such a "return of capital" distribution is applied against and reduces the tax basis of your shares. The excess of a return of capital distribution over the tax basis of your shares is treated as gain from a sale of exchange of the shares.

Certain securities purchased by a Fund (such as STRIPS, TRS, TIGRs and CATS) are sold at original issue discount, and thus do not make periodic cash interest payments. A Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes substantially all of its net investment income to shareholders, a Fund may have to sell portfolio securities to distribute such income, which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on U.S. obligations is exempt from tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by you as income dividends from the Fund, provided certain state-specific conditions are satisfied. Each Fund will inform you annually of the percentage of income and distributions derived from U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from a Fund is considered tax exempt in your particular state.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, if paid by the Fund at any time during the following January.

Any gain or loss recognized on a sale or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and short-term if for a year or less. If shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized by a shareholder will be treated as long-term capital loss to the extent of the long-term capital gain distributions.

If for any taxable year a Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such case, distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Each of the Tax-Exempt Fixed Income Fund and Tax-Exempt Money Market Fund intends to qualify to pay "exempt interest dividends" by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50 percent of the value of its total assets consists of obligations, the interest on which is exempt from federal income tax. So long as this and certain other requirements are met, dividends consisting of such Funds' net tax-exempt interest income will be exempt interest dividends, which are exempt from federal income tax in the hands of the shareholders of the Fund, but may have alternative minimum tax consequences.

A Fund may sell securities short "against the box." Under certain circumstances, these transactions may be treated as constructive sales, resulting in the recognition of gain to the Fund.

Tax-Exempt Funds

Interest on indebtedness incurred by a shareholder in order to purchase or carry shares in the Tax-Exempt Fixed Income Fund or Tax-Exempt Money Market Fund (the "Tax-Exempt Funds") is generally not deductible for federal income tax purposes to the extent that the Fund distributes exempt-interest dividends during the taxable year. If a shareholder receives exempt-interest dividends with respect to any share of these Funds and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of exempt-interest dividends. In addition, the Code may require a shareholder who receives exempt-interest dividends to treat as taxable income a portion of certain social security and railroad retirement benefit payments. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by "private activity bonds" or certain industrial development bonds should consult their tax advisers before purchasing shares in the Tax-Exempt Funds. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds. Moreover, some or all of dividends received from the Tax-Exempt Funds may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of these exempt-interest dividends and distributions also may affect a foreign corporate shareholder's federal "branch profits" tax liability, and an S corporation shareholder's federal excess "passive investment income."

Shareholders of the Tax-Exempt Funds should consult their tax advisers to determine whether any portion of the income dividends received from such Funds is considered tax exempt in their particular states.

Issuers of bonds purchased by the Tax-Exempt Funds (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt-interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Tax-Exempt Funds to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt interest dividends."

Equity and Balanced Funds

Subject to certain restrictions, a dividends-received deduction is available to corporations that receive dividends from domestic corporations. Income dividends paid by an Equity or Balanced Fund will be eligible for the dividends-received deduction for corporate shareholders (subject to the same restrictions) to the extent they are derived from dividends from domestic corporations and to the extent that the respective security has been held for at least three months. Shareholders will be advised each year of the portion of ordinary income dividends eligible for the deduction. Individual shareholders are not entitled to the dividends received deduction regardless of which fund paid the dividend. Dividends received from other funds, e.g., Money Market or Fixed Income Funds, will not be eligible for the dividends-received deduction. Distributions of net capital gains from any Fund do not qualify for the dividends received deduction.

State Taxes

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Funds to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders should verify their state and local tax liability with their tax advisors.

Foreign Taxes

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If a Fund meets the Distribution Requirement and if more than 50% of the value of such Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, such Fund will be eligible to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by the Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of such Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. The International Equity Fund, TransEurope Fund, Latin America Equity Fund, Asian Tigers Fund and International Fixed Income Fund expect to be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes withheld.

GENERAL INFORMATION ABOUT FUND PERFORMANCE

The Equity, Balanced and Fixed Income Funds

From time to time, the Funds may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year, and is shown as a percentage of the investment.

The total return of a Fund refers to the average compounded rate of return on a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. The total return of a Fund may also be quoted as a dollar amount, on an aggregate basis, or an actual basis.

The Money Market Funds

From time to time a Fund may advertise its current yield and effective compound yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is the annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective compound yield is calculated similarly, but when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective compound yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Tax-Exempt Money Market Fund may also advertise a tax-equivalent yield, which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Tax-Exempt Money Market Fund's yield, assuming certain tax brackets for a shareholder.

All Funds

A Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Securities Corp.) or by financial and business publications and periodicals, broad groups of comparable mutual funds or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. A Fund may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

A Fund may quote various measure of volatility and benchmark correlation in advertising, and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to benchmark while measures of benchmark correlation indicate the validity of a comparative benchmark. Measures of volatility and correlation are calculated using averages of historical data and cannot be precisely calculated.

Additional performance information is set forth in the 1998 Annual Report to Shareholders, and is available upon request and without charge by calling 1-800-443-4725.

The performance of Common Shares will normally be higher than that of Investor Shares because of the additional distribution and shareholder services expenses charges to Investor Shares.

COMPUTATION OF YIELD

From time to time the Treasury Money Market Fund, Government Money Market Fund, Money Market Fund and Tax-Exempt Money Market Fund advertise their current yield and effective compound yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Funds refers to the income generated by an investment in a Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The current yield of the Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective yield of the Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = (Base Period Return +
1)365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

Tax Equivalent yields are computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a federal and/or state income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

Yield = 2[((a-b)/(cd) + 1)/6/ - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The yield of these Funds fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

For the seven-day period ended December 31, 1998, the end of the Trust's most recent fiscal year, the Money Market Funds' current, effective and tax-equivalent yields were as follows:

======================================================================================
                                                                           7-Day Tax-
                                                             7-Day Tax-    Equivalent
                                                             Equivalent     Effective
                                                 7-Day       Yield at a    Yield at a
                                               Effective      tax rate     tax rate of
       Fund          Class     7-Day Yield       Yield        of 39.6%        39.6%
======================================================================================
Treasury Money       Common       4.40%          4.49%          N/A            N/A
                     -----------------------------------------------------------------
 Market Fund         Investor     4.15%          4.23%          N/A            N/A
--------------------------------------------------------------------------------------
Government Money     Common       4.75%          4.87%          N/A            N/A
                     -----------------------------------------------------------------
 Market Fund         Investor     4.44%          4.54%          N/A            N/A
--------------------------------------------------------------------------------------
                     Common       4.90%          5.02%          N/A            N/A
Money Market Fund    -----------------------------------------------------------------
                     Investor     4.54%          4.64%          N/A            N/A
--------------------------------------------------------------------------------------
Tax-Exempt Money     Common       3.24%          3.29%         5.36%          5.45%
                     -----------------------------------------------------------------
 Market Fund         Investor     2.99%          3.04%         4.95%          5.03%
======================================================================================
N/A Not Applicable

Yields are one basis upon which investors may compare the Funds with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

The Value Fund, Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, International Equity Fund, TransEurope Fund, Asian Tigers Fund, Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund, Limited Volatility Fixed Income Fund, Latin America Equity Fund, Real Estate Fund and Balanced Fund may also advertise a 30-day yield figure. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of these Funds refers to the annualized income generated by an investment in the Funds over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated over one year and is shown as a percentage of the investment.

For the thirty-day period ended December 31, 1998, the yield for the following Funds were:

===================================================================
                   Fund                       Class    30-Day Yield
===================================================================
                                             Common     4.82%
Fixed Income Fund                            ----------------------
                                             Investor   4.32%
-------------------------------------------------------------------
                                             Common     4.47%
Intermediate Government Fixed Income Fund    ----------------------
                                             Investor   3.97%
-------------------------------------------------------------------
                                             Common     3.31%
Tax-Exempt Fixed Income Fund                 ----------------------
                                             Investor   2.81%
-------------------------------------------------------------------

============================================================
                   Fund               Class    30-Day Yield
============================================================
                                      Common     2.39%
International Fixed Income Fund       ----------------------
                                      Investor   1.89%
------------------------------------------------------------
                                      Common     4.34%
Real Estate Fund                      ---------------------
                                      Investor   3.84%
============================================================

* Not in operation at the end of the period.

CALCULATION OF TOTAL RETURN

From time to time, the Value Fund, Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, International Equity Fund, TransEurope Fund, Asian Tigers Fund, Latin America Equity Fund, Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund, Limited Volatility Fixed Income Fund, Balanced Fund and Real Estate Fund may advertise total return. The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1+T)/n/ = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

Based on the foregoing, the average annual total return for the Funds from commencement of operations through December 31, 1998, and for the one and three year periods ended December 31, 1998, were as follows:

=================================================================================================================
                                                                                  Average Annual Total Return
                                                                               ----------------------------------
                                                                                One      Five    Ten      Since
                  Fund                                    Class                 Year     Year    Year   Inception
=================================================================================================================
Treasury Money Market Fund                  Investor/1#/                        4.64%    4.44%      *     4.15%
                                            ---------------------------------------------------------------------
                                            Common/2/                           4.90%    4.71%      *     4.35%
-----------------------------------------------------------------------------------------------------------------
Government Money Market Fund                Investor/3#/                        4.91%    4.75%      *     4.50%
                                            ---------------------------------------------------------------------
                                            Common/2/                           5.24%    5.03%      *     4.69%
-----------------------------------------------------------------------------------------------------------------
Money Market Fund                           Investor/4#/                        4.97%    4.81%      *     4.54%
                                            ---------------------------------------------------------------------
                                            Common/2/                           5.33%    5.10%      *     4.75%
-----------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                Investor/5#/                        2.96%    2.88%      *     2.72%
                                            ---------------------------------------------------------------------
                                            Common/2/                           3.21%    3.14%      *     2.95%
-----------------------------------------------------------------------------------------------------------------
Fixed Income Fund                           Investor/6/                         6.81%    6.25%      *     6.37%
                                            ---------------------------------------------------------------------
                                            Common/2/                           7.13%    6.50%      *     7.06%
-----------------------------------------------------------------------------------------------------------------
Intermediate Government Fixed Income Fund   Investor/7/                         7.56%    5.67%      *     5.38%
                                            ---------------------------------------------------------------------
                                            Common/2/                           8.16%    5.99%      *     6.00%
-----------------------------------------------------------------------------------------------------------------
Tax-Exempt Fixed Income Fund                Investor/8/                         5.31%    5.23%      *     5.26%
                                            ---------------------------------------------------------------------
                                            Common/2/                           5.79%    5.55%      *     6.05%
-----------------------------------------------------------------------------------------------------------------
International Fixed Income Fund             Investor/9/                        14.84%    5.58%      *     5.61%
                                            ---------------------------------------------------------------------
                                            Common/10/                         15.15%    5.85%      *     7.42%
-----------------------------------------------------------------------------------------------------------------
Limited Volatility Fixed Income Fund        Investor                                *        *      *         *
                                            ---------------------------------------------------------------------
                                            Common                                  *        *      *         *
-----------------------------------------------------------------------------------------------------------------
Balanced Fund                               Investor/8/                         9.72%   12.36%      *    11.16%
                                            ---------------------------------------------------------------------
                                            Common/2/                           9.97%   12.63%      *    11.81%
-----------------------------------------------------------------------------------------------------------------
Value Fund                                  Investor/11/                        4.66%   16.56%      *    14.55%
-----------------------------------------------------------------------------------------------------------------

==================================================================================================
                                                                   Average Annual Total Return
                                                               -----------------------------------
                                                                 One      Five    Ten      Since
          Fund                            Class                  Year     Year    Year   Inception
==================================================================================================
                             Common/2/                           5.47%   16.96%      *     15.20%
--------------------------------------------------------------------------------------------------
Growth Fund                  Investor/12/                       29.52%   20.03%      *     17.03%
                             ---------------------------------------------------------------------
                             Common/2/                          30.23%   20.43%      *     17.74%
--------------------------------------------------------------------------------------------------
Small Cap Growth Fund        Investor/7/                        (7.25)%   9.46%      *      9.60%
                             ---------------------------------------------------------------------
                             Common/2/                          (6.52)%   9.89%      *      8.69%
--------------------------------------------------------------------------------------------------
Small Cap Value Fund         Investor/18/                            *        *      *    (14.59)%
                             ---------------------------------------------------------------------
                             Common/18/                              *        *      *    (12.74)%
--------------------------------------------------------------------------------------------------
International Equity Fund    Investor/7/                        24.87%   10.90%      *     12.25%
                             ---------------------------------------------------------------------
                             Common/2/                          25.43%   11.21%      *     13.61%
--------------------------------------------------------------------------------------------------
Asian Tigers Fund            Investor/13/                      (11.89)%       *      *     (7.57)%
                             ---------------------------------------------------------------------
                             Common/14/                        (11.37)%       *      *     (7.19)%
--------------------------------------------------------------------------------------------------
Latin America Equity Fund    Investor                                *        *      *          *
                             ---------------------------------------------------------------------
                             Common/15/                        (36.33)%       *      *     (4.82)%
--------------------------------------------------------------------------------------------------
TransEurope Fund             Investor                                *        *      *          *
                             ---------------------------------------------------------------------
                             Common                                  *        *      *          *
--------------------------------------------------------------------------------------------------

==============================================================================================
                                                                Average Annual Total Return
                                                            ----------------------------------
                                                              One      Five   Ten      Since
      Fund                             Class                  Year     Year   Year   Inception
==============================================================================================
Real Estate Fund            Investor/16/                       *         *      *        *
                            ------------------------------------------------------------------
                            Common/17/                      (12.35)%     *      *     (12.35)%
==============================================================================================

*     Not in operation during the period.

_______________
/1/ Commenced operations 3/25/93         /9/  Commenced operations 4/26/93
/2/ Commenced operations 1/4/93          /10/ Commenced operations 2/7/93
/3/ Commenced operations 4/22/93         /11/ Commenced operations 3/26/93
/4/ Commenced operations 3/31/93         /12/ Commenced operations 3/8/93
/5/ Commenced operations 3/24/93         /13/ Commenced operations 1/12/94
/6/ Commenced operations 3/12/93         /14/ Commenced operations 1/3/94
/7/ Commenced operations 4/12/93         /15/ Commenced operations 7/1/96
/8/ Commenced operations 3/9/93          /16/ Commenced Operations 10/8/98
                                         /17/ Commenced operations 12/31/97
                                         /18/ Commenced Operations 6/30/98
LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

FINANCIAL STATEMENTS

The Trust's financial statements for the fiscal year ended December 31, 1998, including notes thereto and the report of Ernst & Young LLP are herein incorporated by reference from the Trust's annual report.